
Mueller Water Products
D.A. Davidson
11th Annual E & C Conference
September 11, 2012

Mueller Water Products

Non-GAAP Financial Measures

The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring. This amount divided by net sales is adjusted operating margin. Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. This amount divided by net sales is adjusted EBITDA margin. The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and other interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts, loss on early extinguishment of debt, the income tax effects of these excluded items and an income tax adjustment to an income tax valuation allowance. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents continuing operations' cash flows from operating activities less capital expenditures. It is presented as a measurement of cash flows because management believes it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt is commonly used by the investment community as a measure of indebtedness. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP"). These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts.com.

Mueller Water Products

Forward-Looking Information

This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding trends in the water infrastructure market and residential housing market, spending trends by municipalities on water infrastructure, the potential of Mueller Systems and Echologics, our expectations for improved operating leverage when end markets recover, our long-term targets including for top-line growth and earnings leverage, and the impact of these factors on our businesses. Forward-looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

- the spending level for water and wastewater infrastructure;
- the level of manufacturing and construction activity;
- our ability to service our debt obligations; and
- the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K.

Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward-looking statements, except as required by law.

Our Business

- $1 billion LTM net sales (as of June 30, 2012)(1)
- Portfolio includes:
  - Fire hydrants
  - Valves
  - Metering systems
  - Piping component systems
  - Leak detection
  - Pipe condition assessment
- Specified in 100 largest U.S. metropolitan markets(2)

FY2011 Primary End Markets
Net Sales $1B[1]


Repair and replacement of municipal water distribution and treatment systems 50%
Residential Construction* 5%
Oil & gas 10%
Non-residential construction 35%

Mueller Co.

ANVIL INTERNATIONAL Building Connections That Last

(1) From continuing operations
(2) Valves or hydrants
* Residential construction driven primarily by new community development

Mueller Water Products

Investment Highlights

- Leading North American provider of water infrastructure and flow control products and services
- Increasing investment and improved operating efficiencies needed in water infrastructure industry
- Leading brands in water infrastructure and one of the largest installed bases of valves and hydrants in the U.S.
- Leveraging Mueller brand and relationships to expand intelligent water technology offerings for diagnostic analysis and data management
- Expected improved results due to strong incremental operating leverage as end markets recover

Mueller Water Products

Mueller Water Products

Business Performance: Long-Term Targets

Top-Line Growth	• Base business organic growth of 5% - 10%+ in normalized end market conditions • Emerging technology businesses >20%
Earnings Leverage	• Mueller Co. EBITDA margins of 20%+ in normalized end market conditions • Anvil EBITDA margins in mid-teens in normalized end market conditions
Other	• Free cash flow greater than net income • Improving working capital as a percentage of net sales

Mueller Water Products

Broad Product Portfolio

($ in millions)

	Mueller Co.	Anvil International – Building Connections That Last
HISTORICAL ROOTS	Est. 1857	Est. 1999 (1850)
NET SALES	$626	$373
ADJUSTED OPERATING INCOME (1)	$52	$38
DEPRECIATION AND AMORTIZATION (2)	$46	$14
ADJUSTED EBITDA (1) (2)	$98	$52

PRODUCT PORTFOLIO

Mueller Co.:


Hydrants


Iron Gate Valves


Butterfly, Ball and Plug Valves


Metering Systems

Anvil:


Cast Iron Fittings


Fittings & Couplings


Pipe Nipples


Hangers & Supports

Note: All statistics are LTM ended June 30, 2012

(1) Adjusted operating income excludes corporate expenses of $32 mm. Mueller Co. excludes $2 mm of restructuring. Anvil excludes $0.2 mm of restructuring. Corporate excludes $1 mm of restructuring.

(2) Depreciation and amortization excludes corporate depreciation of $1 mm.

Mueller Water Products

Water Transmission Solutions


Drinking Water Source
Pump Station
Water Treatment Plant
Gate and Butterfly Valve
Office Building
Fittings, Couplings and Hangers
Fire Hydrant
Gate Valve
Gate Valve
Gate Valve
Corporation Valve
Curb Valve
Fire Protection Hydrant and Valve
Leak Detection
Metering Systems
Fittings, Couplings and Hangers
Gate, Butterfly, Plug and Ball Valve
Residential Homes
Pipe Condition Assessment
Pump Station
Water Discharge after Treatment
This diagram is for illustrative purposes only.
Mueller Co.
Anvil International

Mueller Water Products manufactures and markets products and services that are used in the transmission, distribution and measurement of safe, clean drinking water and in water treatment facilities.

Water Infrastructure Landscape*

	 FIRE HYDRANTS	 GATE VALVES	 BUTTERFLY & BALL VALVES	 BRASS WATER PRODUCTS
Mueller Water Products Position	#1	#1	#1	#2
ACIPCO	■	■		
A.Y. McDonald				■
DeZURIK			■	
Ford Meter Box				■
McWane	■	■	■	

* Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

Mueller Water Products

Strategy and Objectives

Capitalize on the large, attractive and growing water infrastructure markets worldwide

Maintain leadership positions with customers and end users

- Leveraging the Mueller brand
- Developing value-added products and services
- Leveraging distribution network
- Improving customer service levels

Continue to enhance operational & organizational excellence

- Strengthened balance sheet
- Implemented Lean Six Sigma
- Consolidated plants
- Divested U.S. Pipe

Broaden breadth and depth of products and services

- Introduced first wireless mesh agreement for water industry
- Enhanced AMI System with remote disconnect meter and customer portal
- Acquired leak detection and pipe condition assessment business

Expand Internationally

- Increase export orders
- Evaluating opportunities


Mueller Water Products
Our End Markets

Mueller Water Products

Historical Housing Starts



Historical Housing Starts (1959 - July 2012)
Seasonally Adjusted Annualized
(units in thousands)
3,000
2,500
2,000
1,500
1,000
500
0
1959-2012
Average = 1,472
Bottom of prior down cycle (798)
April 2009 - Lowest starts (477) since Census Bureau began keeping records in 1959



YOY Change in Household Formation
(thousands of housholds)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Average 1948 - 2011 = 1,243

New household formation was 1.1 million in 2011, just below the long-term average of 1.2 million, after falling to 400K in 2009-2010

Source: U.S. Census Bureau

Non-Residential Construction

Non-Residential Construction Actual/Forecast

Exhibit 15: Zelman & Associates Forecast for Census Non-Res Construction Put-in-Place


Change in Value Put-in-Place for Non-Residential Building Construction
Note: Excludes Manufacturing Sector
30%
20%
10%
0%
-10%
-20%
-30%
2%
-14%
-5%
7%
6%
14%
13%
15%
8%
9%
11%
1%
-5%
0%
5%
5%
12%
18%
6%
-17%
-22%
-3%
4%
8%
7%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E

Source: Census Bureau, Zelman & Associates analysis

Data as of August 21, 2012

AIA Architecture Billings Index

(Diffusion Index, national billings, seasonally adjusted)


70
60
50
40
30
Jul-02
Jul-04
Jul-06
Jul-08
Jul-10
Jul-12

Source: IHS Global Insight
Data as of August 22, 2012

The non-residential construction market appears to have stabilized

Anvil Highlights

- Leading domestic manufacturer of piping system components
- 80% of FY2011 net sales from #1 or #2 segment positions
- Domestic and internationally sourced products
- Customer service capabilities focused on quick delivery
- Network of more than 5,000 distributor locations
- Track record of operational excellence (Solid EBITDA margins)
- Opportunity to leverage position with bolt-on acquisitions







Anvil Key Products

Product Segment	Percent of Net Sales[(1)]	Market Drivers	Products	Key Competitors
Mechanical Industrial & Fire Protection	75%	Non-Residential Building Construction	**Mechanical:** Grooved, Iron/Steel Fittings, Staple Hangers, Pipe Nipples, Bull Plugs	Victaulic, Ward, Erico, Wisconsin, Bonney Forge, Westbrook
			Fire Protection: O-Lets, Grooved, Iron Fittings, Staple Hangers, Pipe Nipples	Vicataulic, Ward, Tolco, Wisconsin, Ceirco, Tyco
Energy (Oil & Gas)	20%	Oil & Gas Production	Hammer Union, Swages and Bull Plugs, Forged Steel Fittings, Pipe Nipples, Malleable Iron	Kemper, C&C, Westbrook, Bonney Forge, Ward, Phoenix Capital
Power/High Pressure	5%	Power Need Development	Engineered Hangers	Lisega, Piping Tech, Bergen

(1) FY 2011


Mueller Water Products
Significant Market Opportunities

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

- Valves and hydrants typically replaced at same time as pipes
- ASCE graded drinking water infrastructure a D-(1)
- At least 36 states projected water shortages between "now and 2013"(2)

(3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

Figure 2–11: Projected Annual Replacement Needs for Transmission Lines and Distribution Mains, 2000–2075

Future Drinking Water Infrastructure Expenditure Needs(4)



Source $19.8B
Storage $36.9B
Treatment $75.1B
Other $2.3B
Transmission and Distribution $200.8B
Area in which Mueller Water Products Operates

20-YR Need for Water Infrastructure = $335B

Source: (1) ASCE: 2009 Report Card for America's Infrastructure
(2) EPA: WaterSense Statistics and Facts
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) EPA 2007 Drinking Water Needs Survey and Assessment

Mueller Water Products

Funding Water Infrastructure

Stronger EPA regulations should lead to increased investment

- At least 40 cities under consent decrees
  - Atlanta
  - Washington, D.C.
  - Baltimore City and county
  - Kansas City
  - Cincinnati

Municipal Bond Market

- Jan - August 2012 new issuances up 53% over the same period in 2011[1]
- Municipal bond rates remain at their lowest points since the 1960s[2]

Sources:
(1) SIFMA - U.S. Municipal Issuance database
(2) Bond Buyer GO 20-Year Bond Municipal Bond Index

"The brilliant invisibility of our water system has become its most significant vulnerability. That invisibility makes it difficult for people to understand the effort and money required to sustain a system that has been in place for decades, but has in fact been quietly corroding from decades of neglect."

The Big Thirst
Charles Fishman

Mueller Water Products

Funding Water Infrastructure Repair

Historical Water Rates Compared to Other Utilities[1]

Long-term trends in consumer prices (CPI) for utilities (1913-2011)



Water & sewer (1953)
Local phone (1978)
Postage (1935)
CPI (1913, 1983=100)
Electricity (1913)
Natural gas (1935)
CPI (1997=100)
Tel. services (1997=100)
Wireless (1997=100)
Landline interstate (1978)
Exhibit 1. Long-term trends in the Consumer Price Index (CPI) for utilities (1913-2010).
The index is set to 100 for 1982-1984 except for telephone and wireless services, where the index is set to 100 for 1997.

Utility-Expected Sources of Capital for 2012[2]



Operations 51%
Tap Fees 10%
Bonds 18%
State Revolving Loans 7%
Other 5%
Grants 4%
Other Loans/Debt 5%

- 90% funded at local level[3]
- From 2008- 2010, average annual residential water rates increased about 13%[4]
- 63% of American voters willing to pay more to upgrade water systems[5]

Sources:
(1) Bureau of Labor Statistics
(2) AWWA State of the Industry Report 2012
(3) EPA Clean Water and Drinking Water Infrastructure
(4) AWWA 2010 Water and Wastewater Rate Survey
(5) Americans on the U.S. Water Crisis, ITT 2010

Mueller Water Products

Emerging Industry Trends

Aging Water Infrastructure

ISSUE

- At least 36 states project water shortages[(1)]
- 15% - 30% potable water lost to leaks[(2)]
- 45% pipe aging or elapsed by 2020[(3)]

How Mueller meets the need

SOLUTION

- Leading brand in water infrastructure
- One of the largest installed bases
- Broad portfolio of water infrastructure products and services

Improving Operational Excellence

ISSUE

- Need to prioritize capital spending
- Ability to integrate data management into infrastructure

How Mueller meets the need

SOLUTION

- Leak detection
- Mi.Net® - AMI System
- Condition assessment
- Lower lifetime costs

Improving Customer Service

ISSUE

- Measure use of water
- More accurate data
- Sustainability

How Mueller meets the need

SOLUTION

- Mi.Net® - AMI System
- Mi.Data - Consumer Portal
- 420 RDM - Remote Disconnect Meter

Helping Water Systems Ensure Their Customers Have Access to Safe, Clean Drinking Water

(1) EPA: WaterSense Statistics and Facts
(2) Global Water Intelligence Water Technology Markets 2010
(3) EPA: The Clean Water and Drinking Water Gap Analysis

Mueller Systems Highlights

Focused on 2-Way AMI

- Establishing backbone for real-time information
- Enhances decision making with actionable data

Create Product and Software Differentiation

- Utilize mesh technology for an Intelligent Water Technology backbone
- Tailored integrated software package for small to mid-sized utilities
- Composite meters with patented technology

Leverage Our Strengths and Current Portfolio

- Leak detection, pipe condition assessment and non-revenue water consulting
- Equipment and service provision
- Adding partners and services that leverage our core technologies and expand our geographic reach

Opportunities: Smart Metering

OPPORTUNITY

Smart Metering →

- Advanced Metering Infrastructure 20% of market - or about $200 million today*
- Forecasted to grow an average of 20% per year through 2015
- Transition from one-way to two-way AMI Systems

SOLUTION

Mueller SYSTEMS →

- Two-way mesh network
- Enhanced AMI System
  - Mi.Hydrant™
  - Mi.Data
  - 420 Remote Disconnect Meter

CUSTOMERS

American Water →

Bentonville, AR

Charlotte County, FL

Chillicothe, OH

Lebanon, OH

Port Angeles, WA

Tullahoma, TN

Winston-Salem, NC

COMPETITORS

Sensus

Neptune Technology Group

Badger Meter

Aclara

Itron

elster

* Scott Report for AMI / AMR Dec. 2010; IMS "The World Market for Water Meters - 2011 Edition"; management estimates

Echologics Highlights

Acoustical Engineering Excellence	• Combination of people experienced in water industry and technology engineers
Proprietary Technologies	• Non-intrusive leak detection on all pipes, including plastic • Non-intrusive leak correlation on high value transmission mains • Non-intrusive acoustical condition assessment technology
Vision of Solution Provider	• Leak detection and pipe condition assessment services and non-revenue water consulting • Equipment and service provision • Adding partners and services that leverage our core technologies and expand our geography
Leverage Brand and Sales Strength of Mueller	• In early stage of life cycle • Mueller brand name and established relationships lend credibility to new offering

Opportunities: Pipe Condition Assessment and Leak Detection

OPPORTUNITY	SOLUTION	END USER	COMPETITORS
Pipe Condition Assessment and Leak Detection • Constrained municipal budgets • Greater attention on pipe condition assessment • Help prioritize capital spending	echologics A DIVISION OF MUELLER COMPANY • Pioneered acoustic, non-invasive leak detection and pipe condition assessment • Proven technology	Las Vegas, NV New Orleans, LA Port Authority of New York and New Jersey Tampa, FL United Water Washington Suburban Sanitary Commission (WSSC)	pure TECHNOLOGIES Fragmented and regional competitors


Mueller Water Products
Actions & Business
Results

Mueller Water Products

Management Actions / Initiatives

Objectives	Actions
Reduce costs and improve operating leverage	• Closed six plants since FY2006 • Divested two non-core assets of Anvil in FY2010 • Divested U.S. Pipe in FY2012 • Lowered labor costs • Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement) • Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and capital expenditures to generate free cash flow	• Reduced debt by $473 million from September 30, 2008 through June 30, 2012 • During FY3Q12, paid down $48.0 million on ABL agreement; redeemed $22.5 million in principal amount of 8¾% senior unsecured notes • Inventory turns improved half a turn at the quarter ended June 2012 compared to prior year period
Pursue strategic growth opportunities by leveraging the Mueller brand	• Acquired and invested in AMI technology • Established first AMI wireless mesh agreement for water industry • Entered advanced metering agreement with Landis+Gyr for electric meters • Acquired leak detection and pipe condition assessment business

History of Strong Financial Performance (see appendices for GAAP reconciliation)

($ in millions)

NET SALES

ADJUSTED EBITDA & ADJ. EBITDA MARGINS

Mueller Co. (a)



$509
$536
$618
$664
$804
$756
$718
$547
$613
$606
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
25.7%
$131
25.9%
$139
27.1%
$167
28.6%
$190
30.8%
$248
27.3%
$207
24.9%
$179
18.5%
$101
21.3%
$131
17.0%
$103
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

ANVIL INTERNATIONAL (b)



$393
$387
$431
$485
$535
$556
$595
$470
$347
$359
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
12.3%
$48
9.7%
$38
10.8%
$47
12.8%
$62
13.6%
$73
14.6%
$81
15.8%
$94
13.0%
$61
11.0%
$38
13.2%
$48
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

a) Fiscal year ended September 30. Reflects inventory step-up costs of $53 million in 2006; restructuring charges of $2 million in 2009; goodwill impairment charges of $819 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011

b) Excludes inventory step-up costs of $17 million in 2006; restructuring costs of $4 million in 2009; goodwill impairment charges of $93 million in 2009; restructuring charges of $1 million in 2010; restructuring charges of $1 million in 2011

Mueller Water Products

FY3Q Year-over-year Comparison

$ in millions (except per share amounts)	Third Quarter Fiscal 2012	Third Quarter Fiscal 2011
Net sales	$275.9	$366.7
Adj. operating income	$26.4	$15.6
Adj. operating margin	9.6%	4.3%
Adj. net income per diluted share	$0.05	$0.00
Adj. EBITDA	$41.4	$35.9
Adj. EBITDA margin	15.0%	9.8%

- FY2011 results include U.S. Pipe

Mueller Water Products

Debt Structure

- Debt maturities with no significant required principal payments before 2015
- No financial maintenance covenants with excess availability at the greater of $34 million or 12.5% of facility amount
  - $141.3 million of excess availability (as measured using June 30, 2012 data)
- During the quarter ended June 30, 2012, paid down $48.0 million on ABL Agreement; redeemed $22.5 million in principal amount of 8 ¾% senior unsecured notes

Debt structure:

- $275 million ABL Agreement expires 2015
- $420 million 7.375% Senior Subordinated Notes due 2017
- $202.5 million 8.75% Senior Unsecured Notes due 2020



Debt Maturity (at 6/30/2012)
($ in millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$0
$0
$0
$0
$0
$275
$0
$420
$0
$0
$202
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020



Total Debt
($ in millions)
Debt has declined $926 million since 2006
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,549
$1,127
$1,101
$1,096
$740
$692
$678
$623
Mar-2006 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 6/30/12

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

- Driven by need for new and upgraded infrastructure
- Limited number of suppliers to end markets

Strong competitive position

- Leading brand position with large installed base
- Leading municipal specification positions
- Comprehensive distribution network and strong end-user relationships
- Low-cost manufacturing operations

Expected strong operating leverage when end markets recover

- Recovery of residential market
- Increased municipal spending
- Operating excellence initiatives

Leveraging strengths with emerging trends

- Expand smart metering
- Expand diagnostic offerings (leak detection and pipe condition assessment)
- Develop Intelligent Water Technology™ solutions
- Strategic acquisitions / partnerships


Mueller Water Products
Supplemental Data

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Three months ended June 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 182.6	$ 93.3	$ -	$ 275.9
Gross profit	$ 51.6	$ 28.0	$ -	$ 79.6
Selling, general and administrative expenses	27.0	18.1	8.1	53.2
Restructuring expenses	0.7	-	-	0.7
Operating income (loss)	$ 23.9	$ 9.9	$ (8.1)	25.7
Interest expense, net				14.9
Loss on early extinguishment of debt				1.5
Income tax expense				3.4
Income from continuing operations				5.9
Income from discontinued operations, net of tax				3.9
Net income				$ 9.8
Net income per diluted share:				
Continuing operations				$ 0.04
Discontinued operations				0.02
Net income per diluted share				$ 0.06
Capital expenditures	$ 4.8	$ 2.6	$ -	$ 7.4
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 23.9	$ 9.9	$ (8.1)	$ 25.7
Restructuring	0.7	-	-	0.7
Adjusted operating income (loss)	24.6	9.9	(8.1)	26.4
Depreciation and amortization	11.3	3.6	0.1	15.0
Adjusted EBITDA	$ 35.9	$ 13.5	$ (8.0)	$ 41.4
Adjusted operating margin	13.5%	10.6%	-	9.6%
Adjusted EBITDA margin	19.7%	14.5%	-	15.0%
Adjusted net income:				
Net income				$ 9.8
Discontinued operations, net of tax				(3.9)
Interest rate swap settlement costs, net of tax				0.8
Loss on early extinguishment of debt, net of tax				0.9
Restructuring, net of tax				0.4
Adjusted net income				$ 8.0
Adjusted net income per diluted share				$ 0.05
Free cash flow:				
Net cash provided by operating activities				$ 4.0
Less capital expenditures				(7.4)
Free cash flow				$ (3.4)
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				621.5
Total debt				622.8
Less cash and cash equivalents				(53.7)
Net debt				$ 569.1

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Three months ended June 30, 2011					
	Mueller Co.	Anvil	Corporate	Total	U.S. Pipe	Adj. Total
GAAP results:						
Net sales	$ 165.8	$ 93.8	$ -	$ 259.6	$ 107.1	$ 366.7
Gross profit	$ 46.7	$ 26.6	$ (0.2)	$ 73.1	$ (2.8)	$ 70.3
Selling, general and administrative expenses	23.9	17.0	7.2	48.1	6.6	54.7
Restructuring expenses	0.2	0.1	-	0.3	1.4	1.7
Operating income (loss)	$ 22.6	$ 9.5	$ (7.4)	24.7	$ (10.8)	13.9
Interest expense, net				16.8		16.8
Income tax expense				1.0		(0.2)
Income from continuing operations				6.9		(2.7)
Loss from discontinued operations, net of tax				(9.6)		
Net loss				$ (2.7)		$ (2.7)
Net loss per diluted share:						
Continuing operations				$ 0.04		$ 0.04
Discontinued operations				(0.06)		(0.06)
Net loss per diluted share				$ (0.02)		$ (0.02)
Capital expenditures	$ 4.1	$ 1.8	$ -	$ 5.9	$ 1.8	$ 7.7
Non-GAAP results:						
Adjusted operating income (loss) and EBITDA:						
Operating income (loss)	$ 22.6	$ 9.5	$ (7.4)	$ 24.7	$ (10.8)	$ 13.9
Restructuring	0.2	0.1	-	0.3	1.4	1.7
Adjusted operating income (loss)	22.8	9.6	(7.4)	25.0	(9.4)	15.6
Depreciation and amortization	11.8	3.7	0.2	15.7	4.6	20.3
Adjusted EBITDA	$ 34.6	$ 13.3	$ (7.2)	$ 40.7	$ (4.8)	$ 35.9
Adjusted operating margin	13.8%	10.2%	0.0%	9.6%	-8.8%	4.3%
Adjusted EBITDA margin	20.9%	14.2%	0.0%	15.7%	-4.5%	9.8%
Adjusted net income:						
Net loss				$ (2.7)		$ (2.7)
Discontinued operations, net of tax				9.6		-
Interest rate swap settlement costs, net of tax				1.3		1.3
Restructuring, net of tax				0.2		1.0
Adjusted net income				$ 8.4		$ (0.4)
Adjusted net income per diluted share				$ 0.05		$ -
Free cash flow:						
Net cash provided by operating activities				$ 13.2		$ 12.1
Less capital expenditures				(5.9)		(7.7)
Free cash flow				$ 7.3		$ 4.4
Net debt (end of period):						
Current portion of long-term debt				$ 0.9		$ 0.9
Long-term debt				692.1		692.1
Total debt				693.0		693.0
Less cash and cash equivalents				(45.7)		(45.7)
Net debt				$ 647.3		$ 647.3

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Nine months ended June 30, 2012			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 465.2	$ 277.6	$ -	$ 742.8
Gross profit	$ 113.7	$ 80.8	$ -	$ 194.5
Selling, general and administrative expenses	75.0	53.1	22.2	150.3
Restructuring expenses	1.9	0.2	(0.1)	2.0
Operating income (loss)	$ 36.8	$ 27.5	$ (22.1)	42.2
Interest expense, net				46.1
Loss on early extinguishment of debt				1.5
Income tax expense				4.1
Loss from continuing operations				(9.5)
Loss from discontinued operations, net of tax				(102.4)
Net loss				$ (111.9)
Total net loss per diluted share:				
Continuing operations				$ (0.06)
Discontinued operations				(0.66)
Total net loss per diluted share				$ (0.72)
Capital expenditures	$ 12.0	$ 7.5	$ -	$ 19.5
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 36.8	$ 27.5	$ (22.1)	$ 42.2
Restructuring	1.9	0.2	(0.1)	2.0
Adjusted operating income (loss)	38.7	27.7	(22.2)	44.2
Depreciation and amortization	34.1	10.7	0.4	45.2
Adjusted EBITDA	$ 72.8	$ 38.4	$ (21.8)	$ 89.4
Adjusted operating margin	8.3%	10.0%	-	6.0%
Adjusted EBITDA margin	15.6%	13.8%	-	12.0%
Adjusted net income:				
Net loss				$ (111.9)
Discontinued operations, net of tax				102.4
Interest rate swap settlement costs, net of tax				2.6
Loss on early extinguishment of debt, net of tax				0.9
Restructuring, net of tax				1.2
Valuation allowance against beginning of the year deferred tax assets				5.9
Adjusted net income				$ 1.1
Adjusted net income per diluted share				$ 0.01
Free cash flow:				
Net cash provided by operating activities				$ 24.5
Less capital expenditures				(19.5)
Free cash flow				$ 5.0
Net debt (end of period):				
Current portion of long-term debt				$ 1.3
Long-term debt				621.5
Total debt				622.8
Less cash and cash equivalents				(53.7)
Net debt				$ 569.1

Mueller Water Products

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

($ in millions, except per share amounts)

	Nine months ended June 30, 2011			
	Mueller Co.	Anvil	Corporate	Total
GAAP results:				
Net sales	$ 444.5	$ 263.8	$ -	$ 708.3
Gross profit	$ 109.7	$ 73.4	$ 0.1	$ 183.2
Selling, general and administrative expenses	67.6	50.4	22.3	140.3
Restructuring expenses	1.2	1.2	-	2.4
Operating income (loss)	$ 40.9	$ 21.8	$ (22.2)	40.5
Interest expense, net				49.0
Income tax benefit				(4.3)
Loss from continuing operations				(4.2)
Loss from discontinued operations, net of tax				(24.3)
Net loss				$ (28.5)
Total net loss per diluted share:				
Continuing operations				$ (0.03)
Discontinued operations				(0.15)
Total net loss per diluted share				$ (0.18)
Capital expenditures	$ 11.0	$ 4.4	$ 0.5	$ 15.9
Non-GAAP results:				
Adjusted operating income (loss) and EBITDA:				
Operating income (loss)	$ 40.9	$ 21.8	$ (22.2)	$ 40.5
Restructuring	1.2	1.2	-	2.4
Adjusted operating income (loss)	42.1	23.0	(22.2)	42.9
Depreciation and amortization	35.7	10.9	0.6	47.2
Adjusted EBITDA	$ 77.8	$ 33.9	$ (21.6)	$ 90.1
Adjusted operating margin	9.5%	8.7%	-	6.1%
Adjusted EBITDA margin	17.5%	12.9%	-	12.7%
Adjusted net income:				
Net loss				$ (28.5)
Discontinued operations, net of tax				24.3
Interest rate swap settlement costs, net of tax				3.7
Restructuring, net of tax				1.5
Adjusted net income				$ 1.0
Adjusted net income per diluted share				$ 0.01
Free cash flow:				
Net cash used in operating activities				$ (0.2)
Less capital expenditures				(15.9)
Free cash flow				$ (16.1)
Net debt (end of period):				
Current portion of long-term debt				$ 0.9
Long-term debt				692.1
Total debt				693.0
Less cash and cash equivalents				(45.7)
Net debt				$ 647.3


Mueller Water Products
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